UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

CNH Capital LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-182411 (Commission File Number)	39-1937630 (IRS Employer Identification No.)

5729 Washington Avenue Racine, Wisconsin (Address of principal executive offices)	53406 (Zip Code)

(262) 636-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 31, 2013, CNH Global N.V., the indirect parent company of CNH Capital LLC, issued a press release reporting its financial results for the quarter and year ended December 31, 2012. The press release includes information relating to the financial results of CNH Capital LLC for the quarter and year ended December 31, 2012 and is incorporated by reference into this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact contained herein are forward-looking statements.  These forward-looking statements may include terminology such as “may,” “will,” “expect,” “could,” “should,” “intend,” “estimate,” “anticipate,” “believe,” “outlook,” “continue,” “remain,” “on track,” “design,” “target,” “objective,” “goal,” or similar terminology.  The forward-looking statements involve risks and uncertainties that could cause actual results to differ (possibly materially) from such forward-looking statements, including the risks and uncertainties discussed in our recent filings with the Securities and Exchange Commission.  We can give no assurance that the expectations reflected in such forward-looking statements will prove to be correct.  We undertake no obligation to update or revise publicly any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release of CNH Global N.V., dated January 31, 2013 (incorporated by reference to Exhibit 1 to the Form 6-K of CNH Global N.V. furnished on January 31, 2013 (Commission file number 333-05752)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL LLC

Date: January 31, 2013	By:	/s/ Douglas MacLeod
Douglas MacLeod
Chief Financial Officer and Assistant
Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Press Release of CNH Global N.V., dated January 31, 2013 (incorporated by reference to Exhibit 1 to the Form 6-K of CNH Global N.V. furnished on January 31, 2013 (Commission file number 333-05752)).